U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): December 1, 1999



                                  iEXALT, INC.
               (Exact Name of Registrant as Specified in Charter)


                                     NEVADA
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            000-09322                                    75-1667097
      (Commission File Number)              (I.R.S. Employer Identification No.)


                     4301 WINDFERN, HOUSTON, TEXAS 77041
         (Address of principal executive offices including zip code)


                                (281) 600-4000
             (Registrant's telephone number, including area code)



                            SUNBELT EXPLORATION, INC.
          (Former name or former address, if changed since last report)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      Inapplicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Effective December 1, 1999, iExalt, Inc., a Nevada corporation ("Company"), acquired, in an arms-length transaction, all of the issued and outstanding stock of Premiere Speakers Bureau, Inc. d/b/a Christianspeakers.com ("Christian Speakers"), a Tennessee corporation in the business of scheduling well-known speakers to speak to groups on Christian issues. The consideration issued to Duane Ward, the sole stockholder of Christian Speakers, was: (i) 500,000 shares of Company common stock, (ii) an aggregate $40,000, of which $10,000 was payable at closing, and $5,000 is payable monthly for a period of six months beginning January 2000, and (iii) a stock option to purchase an aggregate 250,000 shares of Company common stock at an exercise price of $1.80 per share. The stock option vests in the amount of 50,000 shares per year on the anniversary date of the agreement, and is subject to Mr. Ward remaining in the employ of the Company. The term of the stock option is three years from the date of vesting. Mr. Ward has entered into a five-year employment agreement with the Company. The Company has granted Mr. Ward certain registration rights for no less than 50,000 shares of Company common stock issued in connection with the acquisition. The transaction was accounted for as a purchase. The acquisition of Christian Speakers was deemed "significant," accordingly, separate historical and pro forma financial statements will be filed no later than seventy-five days after the consummation of the acquisition.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Inapplicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Inapplicable.

ITEM 5.     OTHER EVENTS

      Inapplicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTOR

      Inapplicable.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements of Business Acquired.

            The appropriate financial statements will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

            (b)   Pro Forma Financial Information.

            The appropriate pro forma financial information relating to the acquisition will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

ITEM 8.     CHANGE IN FISCAL YEAR

      Inapplicable.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          IEXALT, INC.




                                          By: /s/ JONATHAN GILCHRIST
                                              Jonathan Gilchrist, Secretary




DATE: December 16, 1999

                                    EXHIBITS




EXHIBIT
  NO.                                                                      PAGE
-------                                                                    ----
1.1(1)      Stock Purchase Agreement with Christian Speakers, Inc...........A-1

(1) Filed Herewith.